Exhibit 10.12


                                                                EXECUTION COPY


                 FIRST PRIORITY SUBSIDIARY SECURITY AGREEMENT


                              FIRST PRIORITY SUBSIDIARY SECURITY AGREEMENT,
                        dated as of June 12, 2000, made by the DOMESTIC SUBSIDIARIES identified on the signature pages hereto and any other person that becomes a Domestic Subsidiary pursuant to the Exchange Debt Facility Documents (as such term is defined below) (the "Grantors"), in favor of Morgan Guaranty Trust Company of New York, as agent (in such capacity, the "Agent" for the Exchange Debt Parties.


      The Exchange Debt Parties have extended credit to the Borrower pursuant to the Exchange Debt Facility Documents. It is a condition precedent, among other conditions, to the effectiveness of the Exchange Debt Facility Documents that the Grantors execute and deliver an agreement in the form hereof to secure the Exchange Debt Obligations.

      Accordingly, the Grantors and the Agent, on behalf of itself and each Exchange Debt Party (and each of their respective successors or assigns), hereby agree as follows:

      SECTION 1.  Defined Terms.

      SECTION 1.01. Definitions. (a) Unless otherwise defined herein, terms used herein shall have the meanings given in the Definitions Annex annexed hereto and by this reference incorporated herein, or if not defined therein, in the Exchange Debt Facility.

      (b) The following terms shall have the following meanings:

      "Agreement" means this First Priority Subsidiary Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Event of Default" means an "Event of Default" as defined in the Exchange Debt Facility.

      "Exchange Debt First Priority Collateral" is defined in Section 2 of this Agreement.

      "Indemnitee" means the Exchange Debt Parties and their respective officers, directors, trustees, affiliates and controlling persons.

      "Prescription Files" means, as to any Grantor, all right, title and interest of such Grantor in and to all prescription files maintained by it or on its behalf, including without limitation all patient profiles, customer lists, customer information and other records of prescriptions filled by it, in whatever form and wherever maintained by it or on its behalf, and all goodwill and other intangible assets arising from the maintenance of such records and the possession of the information contained therein.

      "Proceeds" means with respect to each Grantor, any consideration received from the sale, exchange, collection or other disposition of any asset or property which constitutes Exchange Debt First Priority
Collateral.

      "Records" means with respect to each Grantor, all files, records, ledger sheets, and documents covering or relating to any of the Prescription Files or Proceeds, including all such files, records, ledger sheets, and documents covering or relating to any of the Prescription Files stored in electronic form.

      SECTION 1.02. Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

      (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      SECTION 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the Exchange Debt Obligations, each Grantor hereby grants to the Agent, for the ratable benefit of the Exchange Debt Parties, a first priority security interest in all of the following property now owned or at any time hereafter acquired by such Grantor (collectively, with respect to each Grantor, the "Exchange Debt First Priority Collateral"):

            (a) all Prescription Files;

            (b) all Records; and

            (c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

      Such security interests are granted as security only and shall not subject any Exchange Debt Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Exchange Debt First Priority Collateral.

      No recourse may be had pursuant to or by reason of this Agreement to any asset of any Grantor other than Exchange Debt First Priority
Collateral, it being understood that any such recourse afforded by any other Exchange Debt Facility Document is unaffected by this or any other provision of this Agreement.

      Nothing contained in this Section 2 is intended to limit any Grantor's right to create Permitted Liens (as defined below).

      SECTION 3. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself and the Exchange Debt First Priority Collateral in which the security interest is created hereunder, that:

      SECTION 3.01. Title; No Other Liens. Except for the security interest granted to the Agent for the ratable benefit of the Exchange Debt Parties pursuant to this Agreement and the other Liens permitted to exist pursuant to the Exchange Debt Facility Documents (the "Permitted Liens"), each Grantor owns each item of the Exchange Debt First Priority Collateral free and clear of any and all Liens or claims of others (or arrangements reasonably satisfactory to the Agent have been made for the timely release or discharge of such Liens), it being understood that the right, title and interest of such Grantor is in all cases subject to the right of the patient to direct that a prescription be delivered or otherwise transmitted to, and filled by, another affiliated or unaffilliated pharmacy. No security agreement, financing statement or other public notice with respect to all or any part of such Exchange Debt First Priority Collateral is on file or of record in any public office, except such as have been filed or will be filed, pursuant to this Agreement, in favor of the Agent, for the ratable benefit of the Exchange Debt Parties, or in respect of Permitted Liens (or arrangements reasonably satisfactory to the Agent have been made for the timely termination of such agreement or financing statement).

      SECTION 3.02. Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified in Schedule 1 hereto (or in the case of Instruments, delivery to the Agent or its designee) shall constitute fully perfected security interests in the Exchange Debt First Priority Collateral in favor of the Agent for the ratable benefit of the Exchange Debt Parties, and (b) are prior and superior in right to all other Liens (other than Permitted Liens, to the extent that such Permitted Liens are expressly permitted by the Exchange Debt Facility Documents to have priority) on the Exchange Debt First Priority Collateral in existence on the date hereof.

      SECTION 3.03. Prescription Files. The Prescription Files owned by such Grantor, including all related Documents, are kept at the locations listed in Schedule 2 hereto, which shall be updated from time to time in accordance with Section 4.03 of this Agreement, or at such other locations as shall be permitted by Section 4.02.

      SECTION 3.04. Chief Executive Office; Jurisdiction of Organization. As of the Closing Date, each Grantor's chief executive office, principal place of business and jurisdiction of incorporation or organization is located at the locations listed in Schedule 4 hereto.

      SECTION 4. Covenants. Each Grantor covenants and agrees with the Exchange Debt Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

      SECTION 4.01. Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall cause all filings and other actions listed in Schedule 1 to be taken. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests subject only to Liens, to the extent such Permitted Liens are expressly permitted by the Exchange Debt Facility Documents to have priority, and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

      (b) At any time and from time to time, upon the written request of the Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

       SECTION 4.02. Changes in Locations, Name, etc. A Grantor shall not, except (x) upon prior written notice to the Agent and delivery to the Agent of a written supplement to Schedule 2 showing the additional location or locations at which Prescription Files, including all related Documents, shall be kept, and (y) if filings under the Uniform Commercial Code or otherwise have been made which maintain in favor of the Agent a valid, legal and perfected security interest in the Exchange Debt First Priority Collateral subject to no liens, other than Permitted Liens,

            (a) permit any of the Prescription Files, including all related Documents, to be kept at a location other than those listed in
      Schedule 2 hereto;

            (b) change the location of its chief executive office, principal place of business and jurisdiction of incorporation or organization from that specified in Schedule 4 hereto; or

            (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Agent in connection with this Agreement would become seriously misleading.

       SECTION 4.03. Further Identification of Exchange Debt First Priority Collateral. Each Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Exchange Debt First Priority Collateral and such other reports in connection with such Exchange Debt First Priority Collateral as the Agent may reasonably request, all in reasonable detail.

       SECTION 4.04. Notices. A Grantor shall advise the Agent promptly, in reasonable detail, in accordance with Section 11 hereto, of:

            (a) any Lien (other than security interests created hereby or Permitted Liens) on any material portion of the Exchange Debt First Priority Collateral; and

            (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of the Exchange Debt First Priority Collateral.

       SECTION 4.05. Agent's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, the Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Exchange Debt First Priority Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Exchange Debt First Priority Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Exchange Debt First Priority Collateral. All of such liabilities shall, as between the Agent, the Exchange Debt Parties and the Grantors, be borne exclusively by the Grantors unless such liability arises from the gross negligence or willful misconduct of the Agent or any Exchange Debt Party.

      (b) Each Grantor hereby agrees to pay all reasonable expenses of the Agent and the other Exchange Debt Parties and to indemnify the Agent and the other Exchange Debt Parties with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Exchange Debt First Priority Collateral in each case to the extent and under the circumstances the Borrower is required to do so pursuant to the Exchange Debt Facility Documents.

      (c) Any amounts payable as provided hereunder shall be additional Exchange Debt Obligations secured hereby and by the other Exchange Debt First Priority Collateral Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest and other amounts due under the Exchange Debt Facility Documents and the termination of this Agreement.

      SECTION 5.  Provisions Relating to Prescription Files.

       SECTION 5.01. Appraisal of Prescription Files. In addition to its right under the Exchange Debt Facility Documents, the Agent shall have the right upon the occurrence and during the continuance of an Event of Default to receive appraisal reports of the Prescription Files in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Agent may reasonably require in connection with such appraisal reports. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Agent's reasonable request and at the expense of each Grantor, each Grantor shall cause independent appraisers such as Hilco/Great American Group or others reasonably satisfactory to the Agent to furnish to the Agent appraisal reports showing a valuation for the Prescription Files.

       SECTION 5.02. Access to Prescription Files and Related Documents. Subject to Section 25, in addition to its right under the Exchange Debt Facility Documents, the Agent shall have the right upon the occurrence and during the continuance of an Event of Default to access the Prescription Files and related Documents. Each Grantor hereby agrees that the Agent, or a person at the direction of the Agent, as necessary for the Agent, or such person at the direction of the Agent, shall have the right to use, without charge, all data processing equipment, computers and related programs and other software, necessary or desirable in order to access the Exchange Debt First Priority Collateral in furtherance of the Agent's rights under this Agreement and the other Exchange Debt Facility Documents.

       SECTION 6.  Remedies.

       SECTION 6.01. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale or other realization upon any Exchange Debt First Priority Collateral will be applied as soon as practicable after receipt as follows:

                  FIRST: to the Agent in an amount equal to the fees and
            expenses of the Agent pursuant to this Agreement and the Exchange Debt Facility Documents that are unpaid as of the applicable date of receipt of such proceeds, and to any Exchange Debt Party which has theretofore advanced or paid any such fees and expenses of the Agent in an amount equal to the amount thereof so advanced or paid by such Exchange Debt Party pro rata based on the amount of such fees and expenses (or such advances or payment);

                  SECOND: to the Agent to reimburse any amounts owing to the
            Agent pursuant to Section 7.03;

                  THIRD: to the Agent, for distribution to the Exchange
            Debt Parties to be applied to the payment of the Exchange Debt Obligations then due and owing, pro rata based on the amount of Exchange Debt Obligations then due and owing (after giving effect to any payments previously made under this Section), until all of the Exchange Debt Obligations then due and owing have been paid in full; and

                  FOURTH: after payment in full of all Exchange Debt
            Obligations, to Rite Aid and the Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

       SECTION 6.02. Uniform Commercial Code Remedies. Subject in all respects to Section 25 hereof, if an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Exchange Debt Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Exchange Debt Obligations, all rights and remedies of a senior secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Exchange Debt First Priority Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Exchange Debt First Priority Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Exchange Debt Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Exchange Debt Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Exchange Debt First Priority Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Agent's request, to assemble the Exchange Debt First Priority Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Exchange Debt First Priority Collateral or reasonably relating to such Exchange Debt First Priority Collateral or the rights of the Agent and the Exchange Debt Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Exchange Debt Obligations, in accordance with Section 6.01, and only after such application and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Exchange Debt First Priority Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Exchange Debt First Priority Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Exchange Debt First Priority Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

       SECTION 6.03. Waiver. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code.

      SECTION 7. Agent's Appointment as Attorney-in-Fact; Agent's Performance of Grantors' Obligations.

       SECTION 7.01. Powers. Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

            (a) to pay or discharge taxes and Liens levied or placed on or threatened against the Exchange Debt First Priority Collateral (other than Permitted Liens);

            (b) to execute, in connection with any sale provided for in
      Section 6.02 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Exchange Debt First Priority Collateral;

            (c)(i) to sign and indorse any documents in connection with any of the Exchange Debt First Priority Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Exchange Debt First Priority Collateral or any thereof and to enforce any other right in respect of any Exchange Debt First Priority Collateral;
      (iii) to defend any suit, action or proceeding brought against any Grantor with respect to any Exchange Debt First Priority Collateral;
      (iv) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (v) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Exchange Debt First Priority Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon such Exchange Debt First Priority Collateral and the Agent's and the Exchange Debt Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

            (d) to file any financing statement, or to take such other steps, required to perfect any security interest described herein.

       SECTION 7.02. Performance by Agent of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

       SECTION 7.03. Grantor's Reimbursement Obligation. The expenses of the Agent and any Exchange Debt Party, as applicable, reasonably incurred in connection with actions undertaken as provided in this Section 7, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.04(c) of the Exchange Debt Facility, from the date payment is demanded by the Agent to the date reimbursed by such Grantor, shall be payable by the Borrower to the Agent on demand.

       SECTION 7.04. Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

       SECTION 8. Duties of Exchange Debt Parties. No Exchange Debt Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Exchange Debt First Priority Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Exchange Debt First Priority Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Exchange Debt First Priority Collateral or any part thereof. The powers conferred on the Exchange Debt Parties hereunder are solely to protect the Exchange Debt Parties' interests in the Exchange Debt First Priority Collateral and shall not impose any duty upon any Exchange Debt Party to exercise any such powers. The Exchange Debt Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

       SECTION 9. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code, each Grantor authorizes the Agent to file financing statements with respect to the Exchange Debt First Priority Collateral without the signature of such Grantor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

       SECTION 10. Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Exchange Debt Parties, be governed by the Exchange Debt Facility Documents and by such other agreements with respect thereto as may exist from time to time among them but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the other Exchange Debt Parties with full and valid authority so to act or refrain from acting.

       SECTION 11. Notices. All notices, requests and demands to or upon the Exchange Debt Parties or the Grantors under this Agreement shall be given or made in accordance with Section 9.01 of the Exchange Debt Facility and addressed as follows:

            (a) if to the Agent, in accordance with Section 9.01 of the Exchange Debt Facility;

            (b)  if to any Grantor, c/o the Borrower in accordance with
      Section 9.01 of the Exchange Debt Facility;

      SECTION 12. Security Interest Absolute. All rights of the Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

       SECTION 13. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Exchange Debt Facility Document shall be considered to have been relied upon by the Exchange Debt Parties and shall survive the execution and delivery to the Exchange Debt Parties of the amendments to the Exchange Debt Facility Documents, regardless of any investigation made by the Exchange Debt Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan, or any fee or any other amount payable under or in respect of this Agreement or any other Exchange Debt Facility Document is outstanding and unpaid.

       SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER EXCHANGE DEBT FACILITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECOND PRIORITY DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

       SECTION 15. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Exchange Debt Facility Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any obligor or any Exchange Debt Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Exchange Debt Facility Documents against any Grantor or any Exchange Debt Party or its properties in the courts of any jurisdiction.

      (b) Each Grantor and each Exchange Debt Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Exchange Debt Facility Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 16 Release. (a) This Agreement and the security interest created hereunder shall terminate when all Exchange Debt Obligations have been fully and indefeasibly paid, at which time the Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 16(a) shall be without recourse to or warranty by the Agent.

      (b) All Exchange Debt First Priority Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Exchange Debt Facility Document (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Agent shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Exchange Debt First Priority Collateral and (ii) any representation, warranty or covenant contained herein relating to such Exchange Debt First Priority Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Exchange Debt First Priority Collateral.

       SECTION 17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 18. Amendments in Writing; No Waiver. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Agent, provided that any provision of this Agreement may be waived by the Required Banks (as defined in the Exchange Debt Facility) pursuant to a letter or agreement executed by the Agent or by telecopy transmission from the Agent, in either case with the prior written consent of the Required Banks.

       (b) No Exchange Debt Party shall by any act (except by a written instrument pursuant to Section 18 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Exchange Debt Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Exchange Debt Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Exchange Debt Party would otherwise have on any future occasion.

       SECTION 19. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       SECTION 20. Section Headings. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       SECTION 21. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Exchange Debt Parties and their successors and assigns, provided that this Agreement may not be assigned by any Grantor without the prior written consent of the Agent.

       SECTION 22. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       SECTION 23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

       SECTION 24. Additional Grantors. Pursuant to the Exchange Debt Facility Documents, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Agent and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      SECTION 25. Patient Confidentiality. Notwithstanding any other provision of this Agreement, the Agent hereby agrees on behalf of itself and each Exchange Debt Party and any of their designees and assigns to, and shall take all reasonable steps to, comply with all applicable state or federal laws or administrative regulations regarding the confidentiality of patient records and patient medical information it receives in connection with the transactions described in this Agreement.

      Notwithstanding any other provision of this Agreement, enforcement hereof is limited as set forth in Section 5.02(e) of the Collateral Trust and Intercreditor Agreement.


      IN WITNESS WHEREOF, the undersigned has caused this First Priority Subsidiary Security Agreement to be duly executed and delivered as of the date first above written.


                           EACH OF THE SUBSIDIARIES LISTED ON
                           SCHEDULE A HERETO, as a Grantor


                           By:
                               -------------------------------------
                           Name:
                           Title:


                           MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK, as Agent


                           By:
                               -------------------------------------
                           Name:
                           Title:

                           THRIFTY PAYLESS, INC., as a Grantor


                           By:
                               -------------------------------------
                           Name:
                           Title:


                           PCS HEALTH SYSTEMS, INC., as a Grantor


                            By:
                               -------------------------------------
                           Name:
                           Title:


Schedules:
---------
Annex 1           Supplement
Schedule A        Grantors
Schedule 1        Filings and Other Actions Required to Perfect Security Interests
Schedule 2        Prescription Files
Schedule 3        Perfection Certificate
Schedule 4        Chief Executive Office, Principal Place of Business and Jurisdiction of
                  Incorporation or Organization



                                                                       Annex 1
                                              to the First Priority Subsidiary
                                                            Security Agreement



      SUPPLEMENT NO. dated as of [ ] (this "Supplement") to the First Priority Subsidiary Security Agreement dated as of June 12, 2000 (the "First Priority Subsidiary Security Agreement"), between the DOMESTIC SUBSIDIARIES identified on the signature pages thereto and any other person that becomes a Domestic Subsidiary (the "Grantors"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent (the "Agent") for the Second Priority Secured Parties.


      A. Reference is made to the (a) the Exchange Debt Facility Documents and (b) the First Priority Subsidiary Security Agreement dated as of June 12, 2000, among the Subsidiary Guarantors and the Agent.

      B. The Grantors have entered into the First Priority Subsidiary Security Agreement in order to induce the Exchange Parties to enter into the Exchange Debt Facility Documents. Pursuant to the Exchange Debt Facility Documents, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the First Priority Subsidiary Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 24 of the First Priority Subsidiary Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the First Priority Subsidiary Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Exchange Debt Facility Documents to become a Grantor under the First Priority Subsidiary Security Agreement as consideration for credit previously extended to the Borrower.

      Accordingly, the Agent and the New Grantor agree as follows:

      SECTION 1. In accordance with Section 24 of the First Priority Subsidiary Security Agreement, the New Grantor by its signature below becomes a Grantor under the First Priority Subsidiary Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the First Priority Subsidiary Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the First Priority Subsidiary Security Agreement shall be deemed to include the New Grantor. The First Priority Subsidiary Security Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Grantor represents and warrants to the Exchange Debt Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

      SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Agent.

      SECTION 4. Except as expressly supplemented hereby, the First Priority Subsidiary Security Agreement shall remain in full force and effect.

      SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Priority Subsidiary Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Exchange Debt Facility. All communications and notices hereunder to the New Grantor shall be given to it c/o the Borrower as set forth in Section 9.01 of the Exchange Debt Facility.


      IN WITNESS WHEREOF, the New Grantor and the Agent have duly executed this Supplement to the Senior Priority Subsidiary Security Agreement as of the day and year first above written.


                           [NAME OF NEW GRANTOR],

                           By:
                               -------------------------------------
                           Name:
                           Title:

                           MORGAN GUARANTY TRUST COMPANY OF
                             NEW YORK, as Agent

                           By:
                               -------------------------------------
                           Name:
                           Title:




                                                                     Schedule A
                                               to the First Priority Subsidiary
                                                             Security Agreement


                           DOMESTIC SUBSIDIARIES





                                                                     Schedule 1
                                               to the First Priority Subsidiary
                                                             Security Agreement


                         FILINGS AND OTHER ACTIONS
                   REQUIRED TO PERFECT SECURITY INTERESTS


                      Uniform Commercial Code Filings





                                                                     Schedule 2
                                               to the First Priority Subsidiary
                                                             Security Agreement


                        PRESCRIPTION FILES LOCATIONS




                                                                     Schedule 3
                                               to the First Priority Subsidiary
                                                             Security Agreement






                           PERFECTION CERTIFICATE



                                                                     Schedule 4
                                               to the First Priority Subsidiary
                                                             Security Agreement



          CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS AND
               JURISDICTION OF INCORPORATION OR ORGANIZATION